DWS Treasury Portfolio
Summary Prospectus | August 1, 2023

Class/Ticker	Capital Shares	ICGXX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/liqpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 730-1313 or asking your financial representative. The Prospectus and SAI, both dated August 1, 2023, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to provide maximum current income consistent with stability of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.05
Distribution/service (12b-1) fees	None
Other expenses	0.28
Total annual fund operating expenses	0.33
Fee waiver/expense reimbursement	0.13
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.20
The Advisor has contractually agreed through July 31, 2024 to waive its fees and/or reimburse certain operating expenses of Capital Shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.20%. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$93	$172	$405
Principal Investment Strategies
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest 99.5% or more of its total assets at the time of investment in cash, short-term US Treasury securities, and/or repurchase agreements that are collateralized by these securities.
The fund follows policies designed to maintain a stable $1.00 share price.
The fund pursues its objective by investing exclusively in short-term US Treasury securities and in repurchase agreements backed by these securities. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed upon price. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.
The fund may invest in floating and variable rate instruments (obligations that do not bear interest at an agreed upon price).
Management process. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor has no legal obligation to provide financial support to the fund, and you should not expect that the Advisor will provide financial support to the fund at any time.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic or financial crises, uncertainty or contagion, trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, public health crises, natural disasters, climate change and related events or conditions have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Russia's military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy, commodities and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. While COVID-19 is no longer considered to be a public health emergency, the fund and its investments may be adversely affected by its lingering effects well into the future.
Adverse market conditions or particular market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the fund’s investments to decline and impair the fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low or negative interest rates, the fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely

DWS Treasury Portfolio
Summary Prospectus August 1, 2023

to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
London Interbank Offered Rate (LIBOR), a common benchmark rate previously used for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022, and the adoption of implementing regulations in December 2022, which replaced LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity of, or return on, certain of the fund's investments.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
US Government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund’s ability to maintain a $1.00 share price.

DWS Treasury Portfolio
Summary Prospectus August 1, 2023

Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to dws.com/en-us/capabilities/liquidity-management/ (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Capital Shares)
Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	0.88%	December 31, 2022
Worst Quarter	0.00%	December 31, 2020
Year-to-Date	2.29%	June 30, 2023
Average Annual Total Returns
(For periods ended 12/31/2022 expressed as a %) (Capital Shares)
Class Inception	1 Year	5 Years	Since Inception
2/1/2016	1.53	1.13	0.97
Total returns would have been lower if operating expenses had not been reduced.
For more recent performance information, contact the financial services firm from which you obtained this prospectus.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Purchase and Sale of Fund Shares
Minimum Initial INVESTMENT
The minimum initial investment is $10,000,000, and there is no minimum additional investment.
The fund reserves the right to modify the investment minimum.

DWS Treasury Portfolio
Summary Prospectus August 1, 2023

To Place Orders
The fund is primarily offered to institutional investors. Your account cannot become activated until we receive a completed account application. To purchase or sell shares of the fund, please contact your sales representative or call (800) 730-1313 to be put into contact with a sales representative who can assist you.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Treasury Portfolio
Summary Prospectus August 1, 2023 ICT-C-SUM